EXHIBIT 99.1
                                                                    ------------

                WIRELESS XCESSORIES GROUP AND INPHONIC ENTER INTO
                        SUPPLY AND DISTRIBUTION AGREEMENT

- WIRELESS XCESSORIES TO OFFER INPHONIC'S WIRELESS SERVICES TO ITS AFFILIATES -
    - INPHONIC NAMES WIRELESS XCESSORIES AS A PREFERRED ACCESSORY SUPPLIER -


HUNTINGDON VALLEY, PA -- AUGUST 30, 2005 -- The Wireless Xcessories Group, Inc. (AMEX: XWG), a nationwide manufacturer and distributor of electronic and cellular accessories, and creator of private labeled websites for affiliates, and InPhonic, Inc. (NASDAQ: INPC), a leading online seller of wireless products and services, announced today a joint marketing and distribution agreement. Under the agreement, Wireless Xcessories will offer InPhonic's services to its 1,000 private label website affiliates. This will allow these affiliates to provide their customers with the opportunity to activate cell phone services on any of the nation's largest wireless carriers. InPhonic has also agreed to make Wireless Xcessories Group a preferred accessory supplier, charged with creating accessory marketing programs for InPhonic's customers.

"Currently, our private labeled websites feature accessories for cell phones, IPOD, MP3, and related devices," said Steve Rade, Wireless Xcessories' CEO. "The relationship with InPhonic now allows us to offer our affiliates the ability to activate phones for Verizon Wireless, Cingular Wireless, Sprint, Nextel, T-Mobile, Alltel, and others and further expands our product and service offering. Affiliates can now offer the newest phones and a variety of airtime services with no investment in inventory."

"The InPhonic arrangement allows our partners, who do not currently offer wireless phones, to direct shoppers to their website for activation of a new wireless phone anywhere in the United States providing another example of the value-added services we provide our customers."

ABOUT INPHONIC
--------------

Headquartered in Washington, D.C., InPhonic, Inc. (NASDAQ: INPC) is a leading online seller of wireless services and products. InPhonic sells these services and devices, and provides world-class customer service through websites that it creates and manages for online businesses, national retailers, member-based organizations and associations under their own brands. InPhonic also operates Wirefly, a leading mobile phones and wireless plans comparison site that was awarded "Best of the Web" by Forbes magazine in 2004. Today, InPhonic owns and operates Liberty Wireless, a leading MVNO and can deliver a full range of mobility solutions to enterprise clients through its Mobile Virtual Network Enablement (MVNE) platform. In 2004, InPhonic was selected #1 company of the year on the INC. 500 - Inc. Magazine's list of the fastest-growing privately held companies in the United States. More recently, InPhonic was named T-Mobile's Internet Partner of the Year for 2004. For more information on the company, its products and services, visit the InPhonic Corporate Web site at www.inphonic.com.


ABOUT WIRELESS XCESSORIES GROUP
-------------------------------

Wireless Xcessories Group, Inc. designs and distributes a range of accessories for cellular phones throughout the United States and Canada. The Company offers in excess of 4,000 items that include rechargeable batteries, personal and vehicle hands free kits, portable and vehicle antennas, in-car and travel chargers, and plain and colored carrying cases. The Company sells to dealers and distributors through an in-house sales force and directly from its website, www.wirexgroup.com. Wireless Xcessories also creates private labeled websites, Industrial Cellular Strength.com, for its dealers and produces 2 product line catalogs that are circulated nationally and internationally.


"SAFE HARBOR" STATEMENT - UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, THIS PRESS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. IMPORTANT FACTORS, WHICH COULD CAUSE ACTUAL OPERATING RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS, ARE DETAILED IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION MADE FROM TIME TO TIME BY THE COMPANY. THIS PRESS RELEASE AND STATEMENTS ARE CURRENT AS OF THE DATE OF THE INDIVIDUAL ANNOUNCEMENTS AND THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE ANY REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

CONTACT:
--------

WIRELESS XCESSORIES GROUP
Dan Kenderdine, 800-233-0013 x 1404
or
CEOCAST FOR WIRELESS XCESSORIES GROUP
Ed Lewis, 212-732-4300

INPHONIC, INC.
Tripp Donnelly
202-333-0001